UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377 (Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Item 3.03  Material Modification to Rights of Security Holders.

At its regular meeting on February 24, 2015, the Board of Directors (the “Board”) of ITC Holdings Corp. (the “Company”) adopted the Fifth Amended and Restated Bylaws, amending the Company’s Bylaws as currently in effect.  The changes are effective immediately.

The Fifth Amended and Restated Bylaws amended Section 4.03 of the Company’s Bylaws to provide that a special meeting of shareholders shall be called by the president or secretary upon the request of shareholders who are not “market participants” (as defined in regulations of the Federal Energy Regulatory Commission), own at least 25% of the outstanding common stock of the Company and have held that amount as a net long position continuously for at least one year. Previously the president or secretary was required to call a special meeting of shareholders upon the request of shareholders holding a majority of the outstanding shares of the Company’s stock. The amendments also establish the following requirements and procedures relating to special meetings of shareholders and special meeting requests:

•                  Section 4.03(c) states that shareholder special meeting requests will only be considered together if each request identifies the same matter(s) proposed to be acted on at the special meeting and the requests are dated and delivered to the Company’s secretary within sixty days of the earliest request. Section 4.03(c) also sets forth certain informational requirements for special meeting requests that must be delivered with the special meeting request and then updated as of the record date and as of ten business days prior to the special meeting in conformity with the Company’s advance notice Bylaw provision.

•                  Section 4.03(d) allows the Board to deem a special meeting request revoked and cancel a special meeting if the requesting shareholders’ net long beneficial ownership drops below the 25% ownership threshold at any time prior to the meeting.  This section also permits the president and secretary to disregard a shareholder special meeting request under the following circumstances:

•                  The Board has called or calls for an annual or special meeting of shareholders and the purposes of such annual meeting include the purpose specified in the request.

•                  The request is received within 90 days prior to the one year anniversary of the prior year’s annual meeting of shareholders.

•                  A shareholders meeting was held not more than 120 days before the special meeting request was received that included an item of business that is substantially similar to an item of business specified in the request.

•                  The request is not in proper form.

•                  Notice of the matter or matters to be brought before the meeting was not properly given pursuant to the Company’s Bylaws.

•                  The business specified in the request is not a proper subject for shareholder action under applicable law.

•                  The request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law.

•                  Section 4.03(e) provides that business transacted at a special meeting of shareholders is limited to the purpose(s) stated in the special meeting request and matters submitted by the Board, chairperson or president of the Company. Section 4.03(e) also clarifies that if a requesting shareholder or their duly qualified representative does not attend the meeting and present the matter(s) set forth in the request, the chairperson may determine that the matter(s) have not been properly brought before the meeting and, in such case, such matter(s) shall not be voted upon.

At the 2014 annual meeting, shareholders made a proposal to recommend that the Board modify the Bylaws to reduce the required ownership threshold for shareholders to request a special meeting from a majority of the outstanding shares to 15%.  Holders of a majority of the shares who voted on that proposal at that meeting voted against it, consistent with the Board’s recommendation.  The Board’s position was, and continues to be, that calling a special meeting of shareholders is not a matter to be taken lightly and that special meetings should be held only to cover extraordinary events when fiduciary or strategic considerations dictate that the matter be addressed before the next annual meeting.  However, because holders of a substantial number of shares supported the proposal last year and a similar proposal was made for the Company’s 2015 annual meeting, the Board decided to reconsider the existing Bylaws provision.

The modifications to Section 4.03 were made in light of advice and input from management and our legal advisors regarding management’s dialogue with our larger institutional shareholders, market practices, available alternatives and other relevant factors.  In adopting an ownership threshold of 25%, the Board believes it is striking an appropriate balance between enhancing the rights of shareholders and increasing the potential for frequent meeting requests that cover agenda items relevant only to particular constituencies as opposed to shareholders generally.  This threshold should continue to help avoid the substantial costs and distractions associated with the calling of special meetings unless a significant group of shareholders believes that the calling of a special meeting of shareholders is warranted.

The modifications to Section 4.03 address other Board concerns.  For example, the revised Section 4.03 limits the ability of short term shareholders to use the threat of calling a special meeting to manipulate or coerce the Board by imposing a one year holding period requirement.  The Board believes the right to call a special meeting is more legitimately exercised by shareholders with a long term stake in the Company and its future.  Also, the exclusion of “market participants” from shareholders eligible to provide a special meeting request is intended to address the Board’s concerns that permitting “market participants” to assert these rights could raise questions regarding the Company’s independent transmission company status and is consistent with the provision in its articles of incorporation limiting the ability of market participants to acquire a substantial stake in the Company or vote under certain circumstances.

The above description of the modifications to the Fifth Amended and Restated Bylaws does not purport to be a complete statement of such modifications. Such description is qualified in its entirety by reference to the Fifth Amended and Restated Bylaws, attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Number	Description
3.2	Fifth Amended and Restated Bylaws of ITC Holdings Corp., dated February 24, 2015 (with changes marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 2015

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Vice President and General Counsel